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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 27, 1998 included (or incorporated by reference) in Netrix Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                         /s/ Arthur Andersen LLP
                                         Arthur Andersen LLP

Washington, D.C.
May 27, 1998